UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2014 - May 31, 2015

Item 1. Reports to Stockholders.

1

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND

SEMI-ANNUAL REPORT 2015

MACQUARIE

Section 19(b) Disclosure

MAY 31, 2015 (unaudited)

Macquarie Global Infrastructure Total Return Fund (“MGU” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). Through May 31, 2015 and in accordance with the Plan, the Fund distributed $0.35 per share on a quarterly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total investment return on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, would be included in Additional Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund website www.macquarie.com/mgu.

CAUTION REGARDING FORWARD-LOOKING

STATEMENTS AND PAST PERFORMANCE

This Semi-Annual Report contains certain forward-looking statements within the meaning of Section_27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager”) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Semi-Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms used but not defined herein have the meaning assigned to them in the Fund’s Prospectus.

Macquarie Global Infrastructure Total Return Fund is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). Macquarie Global Infrastructure Total Return Fund obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Macquarie Global Infrastructure Total Return Fund, unless noted otherwise.

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Stockholder Letter

MAY 31, 2015 (unaudited)

Introduction

We are pleased to present this Semi-Annual report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) for the six months ended May 31, 2015 (“Period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

Global infrastructure securities returns trailed global equities slightly in the period.

Global equities were up for the six-month period. Commodity markets were the key focus for investors as 2014 drew to a close, with oil prices in particular continuing their sharp falls which drove weakness in equity and credit markets. While lower oil prices will help consumers, the U.S. economy in particular has become significantly less energy-dependent over time. Consequently, a fall in oil prices should have a less positive impact compared to historical experiences.

Easing by central banks was a key theme moving into 2015, resulting in lower yields in most developed nations. The European Central Bank (ECB) launched its much anticipated Quantitative Easing program and was careful to not disappoint market expectations, with a total size in excess of Euro 1.1 trillion. While the bold monetary easing has boosted bond and risk assets, the familiar question remains over its ability to make any meaningful impact on either growth or inflation expectations. Similar large-scale easing in Japan has yet to make any appreciable impact on growth expectations, though it has lowered the value of Japan’s currency, which has boosted Japan’s competitiveness.

In the U.S., a trend of softer data reversed in Q1 as a strong payrolls report early in March led to a sharp repricing of the U.S. Treasury curve. The U.S. Federal Reserve (Fed) dropped its commitment to being “patient” in relation to rate hikes (as generally expected) but at the same time lowered its forecasted future rate path, and lowered its growth and inflation expectations for 2016 and 2017. We continue to believe that the Fed will find it hard to meaningfully raise rates, with any move likely to stifle growth through higher borrowing costs and a stronger currency.

Late in the period, equity markets were varied across regions, as the U.S. continued to trade at or near new highs while Europe generally underperformed, with Greece weighing on sentiment in the Eurozone with numerous false dawns of an impending agreement. In Asia, sentiment was also guarded as the Chinese economy continued to be a background focus, with data again disappointing.

2

For the Six-Month Period Ended May 31, 2015(1)	Total Return (%)(2)
Macquarie Global Infrastructure Total Return Fund – NAV	4.00
Macquarie Global Infrastructure Total Return Fund – Market Price	-1.91
S&P Global Infrastructure Index (Net Total Return)(3)	1.01
Macquarie Global Infrastructure Index(4) (“MGII”)	-1.52
MSCI World Index (Net Total Return)(5)	3.38

Past performance is not indicative of future results. One cannot invest directly in an index.

The major positive contributors were:

●	The strong performance of the “user demand” sectors, namely:

●	Toll Roads,

●	Rail/Other Transport,

●	Airports; and

●	Seaport sectors.

The negative contributors were:

●	The strength of the U.S. Dollar against major currencies;

●	Underperformance in the Communications Infrastructure sector; and

●	The Electric Utility sector.

Let’s look at these reasons in further detail.

Toll Roads

Transurban was the top contributor within the sector. The company started the year well after reporting strong traffic and revenue data for the December quarter. Proportional toll revenue increased 37% from the prior corresponding period, reflecting the additional contribution from the Queensland Motorways assets which were acquired in mid-2014, as well as solid underlying growth across its other roads. In April, the market responded positively to Transurban’s proposal to build a new motorway in Melbourne which was accepted by the state government. The proposed new “Western Distributor” will include a tunnel and elevated motorway that connects the key arterial West Gate Freeway with the port, Transurban’s existing Citylink road, and the Central Business District. This proposal highlights the power of a road network, which has been a core part of our Transurban investment thesis for many years.

Eiffage and Vinci also performed well as the French motorways continued to benefit from easing regulatory concerns as negotiations with the French government on toll road-related issues progressed. In April, Vinci confirmed an agreement in principle with the French

Unless otherwise indicated, all references to currency are to USD.

(1)	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.

(2)	Source: ALPS Fund Services Inc., Bloomberg L.P.

(3)	The S&P Global Infrastructure Index (Net Total Return) consists of approximately 75 infrastructure/utilities stocks selected by Standard & Poor’s Financial Services LLC.

(4)	The Macquarie Global Infrastructure Index consists of approximately 250 infrastructure/utilities stocks in the FTSE Global All-Cap Index.

(5)	The MSCI World Index (Net Total Return) is a stock market index of approximately 1600 “world” stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

3

Stockholder Letter

MAY 31, 2015 (unaudited)

government settling the dispute on tariffs and toll road profitability. Vinci also published its Q1 2015 trading update with motorway traffic in line with expectations, and Portuguese airport traffic continued to outperform the original business case. Along with the trading update, Vinci reiterated FY 2015 earnings guidance.

Rail/Other Transportation

Groupe Eurotunnel, a notable contributor in the sector, rallied after reporting stronger than expected earnings, traffic and revenue. The results were supported by stronger than expected truck volumes and firmer revenue owing to the weaker Euro against the British Pound. The stock did pull back later in the period after the UK Court of Appeals overturned a Competition and Markets Authority decision to halt ferry operations. The decision results in higher than anticipated capacity at least in the short term, which coupled with lower fuel prices, reduces the competitive position of the company’s rail-based Shuttle business. East Japan Railway continued its run of strong performance, announcing FY 2015 results which were in line with expectations and FY 2016 guidance that was above expectations, potentially reflecting better-than-expected earnings growth from the Hokuriku Shinkansen.

Airports

The top contributors within the sector included Auckland International Airport, which experienced solid gains in both international and domestic passenger numbers. The Fund also benefitted from positions in Fraport and Flughafen Zurich, which enjoyed significant gains in the period. Additionally, the Spanish government successfully sold a minority stake in Aena, which owns a network of over 40 domestic and international airports in Spain, including Madrid and Barcelona - two of the ten largest airports in Europe. The Fund participated in the initial public offering, which received strong demand, and the stock performed well after listing.

Seaports

China Merchants was a notable contributor. Early in the period, the company benefitted from strong volume growth and market expectations of tariff increases. The most significant development took place in April, when the company rallied due to strong buying of the Hong Kong-listed shares by Chinese mainland investors through Stock Connect, given the attractive valuation of Hong Kong-listed stocks relative to the equivalent mainland-listed stocks. The Chinese seaports sector as a whole also performed strongly on market expectations that government policy initiatives such as “One Belt One

4

Road” and the “Maritime Silk Road” will benefit Chinese ports. Dutch seaport company Vopak also gained on improving demand for crude oil and refined product storage capacity. With high occupancy at key hubs, pricing has begun to improve.

The U.S. Dollar

As the Fund was not hedged for currency, the strength of the U.S. Dollar detracted from the Fund’s return during the period. The U.S. Dollar Index* appreciated by 9.7% in the period causing a drag on non-U.S. Dollar denominated positions within the portfolio.

Communications Infrastructure

The Fund’s position in Intelsat detracted from return in the period as shares fell amid revenue weakness driven by worse than expected government cutbacks. Wireless tower operator American Tower Corporation also weighed on return as the stock failed to keep pace with the broader market.

Electric Utility

The Electric Utilities sector was another underperformer. Engie (formerly GDF Suez) was lower than expected primarily due to weaker fundamentals in its Energy Europe division. Electricite de France was weaker than expected due to the perception of higher regulatory and financial risk.

Leverage

Leverage made a positive contribution during the Period, as it magnified the Fund’s positive return.

As of May 31, 2015, the Fund had U.S. Dollar 100 million and Euro 40 million in leverage outstanding. At Period-end, the Fund’s leverage was 28.5% of its Total Assets, which is within the limit outlined in the Fund’s Prospectus. To avoid magnifying the U.S. Dollar exposure due to leverage, the Fund also borrows in Euro to help offset the currency exposure of the investments with the currency of the borrowings.

In determining the leverage level for the Fund, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

Performance Relative to reference benchmarks

The Fund, which is not managed against any benchmark, strongly outperformed two reference benchmarks, the S&P Global Infrastructure Index (Net Total Return) and the Macquarie Global Infrastructure Index (“MGII”). The Fund also outperformed the MSCI World Index (Net Total Return). As noted above, the main contributors to the Fund’s outperformance were the benefit of leverage and stock selection across the portfolio.

*	The U.S. Dollar Index is an index of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies.

5

Stockholder Letter

MAY 31, 2015 (unaudited)

Fund Diversification by Country & Sector

At the end of the Period, the Fund held positions in 49 global infrastructure stocks representing 16 countries and 12 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of May 31, 2015.

Rank	Stock	Country	Infrastructure Sector(6)	%(7)
1	Transurban Group	Australia	Toll Roads	5.9
2	Sempra Energy	United States	Electricity and Gas Distribution	5.1
3	Enbridge Inc	Canada	Pipelines	4.9
4	National Grid PLC	United Kingdom	Electricity Transmission	4.8
5	Abertis Infraestructuras SA	Spain	Toll Roads	4.1
6	ENGIE (GDF Suez)	France	Electric Utility	3.6
7	Williams Cos Inc	United States	Pipelines	3.6
8	Groupe Eurotunnel	France	Rail / Other Transportation	3.5
9	China Merchants Holdings International Co Ltd	China	Seaports	3.2
10	Duke Energy Corp	United States	Electric Utility	3.0

Subject to change in the future.

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on May 31, 2015(7)	% Point Change over Period	$ of Fund on November 30, 2014(7)
United States	37.4	2.0	35.4
France	11.4	(0.7)	12.1
Canada	7.1	0.1	7.0
Australia	6.7	(0.1)	6.8
China	6.7	(0.7)	7.4
United Kingdom	6.6	(0.6)	7.2
Spain	4.1	1.3	2.8
Italy	3.4	(1.0)	4.4
Singapore	3.0	0.9	2.1
Japan	2.7	0.1	2.6
Germany	2.5	(0.4)	2.9
Switzerland	1.7	(0.8)	2.5
New Zealand	1.3	0.3	1.0
Mexico	0.7	0.7	–
Luxembourg	0.7	(0.3)	1.0

(6)	Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification. Classifications are made by the Investment team and based on the primary business segment of the issuer.
(7)	Based on Total Assets as defined in the Prospectus.

6

Country (continued)	% of Fund on May 31, 2015(7)	% Point Change over Period	$ of Fund on November 30, 2014(7)
Brazil	0.3	(0.7)	1.0
Netherlands	–	(0.5)	0.5
Other Net Assets	3.7	0.4	3.3

Subject to change in the future.

Infrastructure Sector(6)	% of Fund on May 31, 2015(7)	% Point Change over Period	$ of Fund on November 30, 2014(7)
Pipelines	18.5	0.6	17.9
Toll Roads	16.8	0.8	16.0
Electric Utility	15.1	(1.2)	16.3
Electricity and Gas Distribution	12.7	0.8	11.9
Seaports	8.9	–	8.9
Electricity Transmission	5.8	1.2	4.6
Communications Infrastructure	4.7	(0.5)	5.2
Rail / Other Transportation	4.5	(0.7)	5.2
Airports	4.0	(1.4)	5.4
Electricity Generation	2.4	0.8	1.6
Water	2.0	0.3	1.7
Social Infrastructure	0.9	(1.1)	2.0
Other Net Assets	3.7	0.4	3.3

Subject to change in the future.

Distributions

For the six-months ended May 31, 2015, the Fund paid $0.35 per share in distributions per quarter.

Based on current estimates, we anticipate this has been paid from net income and capital gains. The final determination of the source of all distributions in 2015, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2015.

Outlook

Markets again traded with a mixed tone late in the period. Greece continues to be a background concern, with market pricing indicating moderate concern, but a default or even an exit still a possibility. Markets in the medium term continue to be driven by central banks, with investors generally stretching to earn yield, increasing risk and sacrificing liquidity.

(6)	Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification. Classifications are made by the Investment team and based on the primary business segment of the issuer.
(7)	Based on Total Assets as defined in the Prospectus.

7

Stockholder Letter

MAY 31, 2015 (unaudited)

The infrastructure assets owned and operated by the well diversified range of infrastructure companies in the portfolio continue to perform well. The portfolio strategy is little changed overall. Given the current level of monetary stimulus in the global economy, the portfolio remains positioned with a moderate defensive bias.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/or operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We believe that MGU provides investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-800-910-1434 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Brad Frishberg

Chief Executive Officer

Co-Portfolio Manager

Jonathon Ong

Co-Portfolio Manager

8

Schedule of Investments

MAY 31, 2015 (unaudited)

(Expressed in U.S. Dollars)

Description	Shares	Value $

COMMON STOCKS - 126.77%
Australia - 9.41%
DUET Group	2,096,133	$4,086,626
Transurban Group(1)	3,834,028	29,811,382
		33,898,008

Brazil - 0.47%
Prumo Logistica SA(1)(2)	10,330,195	1,685,874

Canada - 9.98%
Enbridge, Inc.(1)	521,799	24,957,064
TransCanada Corp.	254,103	11,013,309
		35,970,373

China - 9.42%
China Longyuan Power Group Corp., Ltd.	2,983,000	3,689,484
China Merchants Holdings International Co., Ltd.	3,670,012	16,187,784
COSCO Pacific, Ltd.	3,263,433	4,705,549
ENN Energy Holdings, Ltd.	356,000	2,392,112
Hopewell Highway Infrastructure, Ltd.	7,145,500	3,548,029
Huadian Fuxin Energy Corp., Ltd.	6,560,000	3,434,976
		33,957,934

France - 15.90%
Eiffage SA	124,979	7,296,978
Electricite de France SA(3)	261,995	6,439,825
ENGIE (GDF Suez)	906,357	18,291,429
Groupe Eurotunnel SE(1)	1,175,184	17,702,014
Vinci SA	127,414	7,567,891
		57,298,137

Germany - 3.43%
Fraport AG Frankfurt Airport Services Worldwide(1)	74,408	4,883,725
Hamburger Hafen und Logistik AG	345,815	7,467,038
		12,350,763

Italy - 4.71%
Atlantia SpA(1)	468,841	12,059,616
Enel Green Power SpA	2,588,725	4,898,828
		16,958,444

Japan - 3.80%
East Japan Railway Co.	52,300	4,789,022
Tokyo Gas Co., Ltd.(1)	1,608,473	8,917,458
		13,706,480

Luxembourg - 1.01%
Intelsat SA(2)(3)	339,218	3,626,240

See Notes to Financial Statements.

9

Schedule of Investments

MAY 31, 2015 (unaudited)

(Expressed in U.S. Dollars)

Description	Shares	Value $

Mexico - 1.04%
OHL Mexico SAB de CV(2)	2,779,000	$3,735,676

New Zealand - 1.77%
Auckland International Airport, Ltd.	1,854,531	6,381,129

Singapore - 4.14%
Hutchison Port Holdings Trust(1)	22,625,000	$14,932,500

Spain - 5.72%
Abertis Infraestructuras SA(1)	1,173,024	20,606,876

Switzerland - 2.43%
Flughafen Zuerich AG(1)	11,089	8,772,327

United Kingdom - 9.18%
Centrica Plc(1)	2,075,644	8,806,622
National Grid Plc(1)	1,699,134	24,255,572
		33,062,194

United States - 44.36%
American Electric Power Co., Inc.(1)	180,800	10,177,232
American Tower Corp.(1)	81,500	7,562,385
American Water Works Co., Inc.(1)	190,300	10,061,161
Corrections Corp. of America(1)	133,957	4,709,928
Crown Castle International Corp.(1)	156,490	12,761,760
Dominion Resources, Inc.	75,100	5,296,052
Duke Energy Corp.(1)	200,100	15,153,573
Edison International	127,400	7,747,194
ITC Holdings Corp.(1)	145,660	5,140,341
NiSource, Inc.(1)	295,600	13,946,408
PG&E Corp.(1)	97,800	5,229,366
Sempra Energy(1)	240,300	25,825,041
Spectra Energy Corp.(1)	294,000	10,339,980
The Williams Cos., Inc.(1)	353,900	18,084,290
Xcel Energy, Inc.	229,700	7,821,285
		159,855,996

Total Common Stocks		456,798,951
(Cost $445,227,418)

See Notes to Financial Statements.

10

Description	Shares	Value $

MASTER LIMITED PARTNERSHIPS - 8.00%
United States - 8.00%
Buckeye Partners LP(1)	79,900	$6,178,667
Energy Transfer Equity LP(1)	75,540	5,187,332
Enterprise Products Partners LP(1)	321,156	10,411,878
Magellan Midstream Partners LP(1)	88,734	7,073,874
		28,851,751

Total Master Limited Partnerships		28,851,751
(Cost $21,074,851)

Total Investments - 134.77%		485,650,702
(Excluding investments purchased with cash collateral from securities loaned)
(Cost $466,302,269)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED - 2.77%
Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 0.02% 7-Day Yield(4)	9,975,135	9,975,135

Total Investments Purchased with Cash Collateral From Securities Loaned		9,975,135
(Cost $9,975,135)

Total Investments - 137.54%		$495,625,837
(Cost $476,277,404)

Other Assets in Excess of Liabilities - 2.40%		8,649,367

Leverage Facility - (39.94)%(5)		(143,932,002)

Total Net Assets - 100.00%		$360,343,202

(1)	All or a portion of the security is available to serve as collateral on the outstanding leverage. The aggregate market value of the collateralized securities totals $342,429,618 as of May 31, 2015.
(2)	Non-Income Producing Security.
(3)	All or a portion of the security is on loan as of May 31, 2015.
(4)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 7)
(5)	Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (Note 6)

Common Abbreviations:
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.	Company.
Corp.	Corporation.
Inc.	Incorporated.
LP	Limited Partnership.
Ltd.	Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV	Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company.
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

MAY 31, 2015 (unaudited)

(Expressed in U.S. Dollars)

ASSETS:
Investments, at value (Cost $476,277,404)*	$495,625,837
Cash	19,701,473
Dividends receivable	1,230,203
Tax reclaim receivable	444,284
Securities lending interest receivable	13,723
Receivable for investment securities sold	1,468,702
Prepaid arrangement fees on loan outstanding	124,275
Other assets	15,684
Total Assets	518,624,181

LIABILITIES:
Payable for investment securities purchased	2,846,653
Payable for collateral upon return of securities loaned (Note 7)	9,975,135
Loans payable, at value (Cost $152,076,116) (Note 6)	143,932,002
Accrued investment advisory expense	1,198,170
Accrued directors expense	47,384
Accrued legal expense	36,613
Accrued administration expense	33,973
Accrued interest on loans payable	26,092
Other payables and accrued expenses	184,957
Total Liabilities	158,280,979

Net Assets	$360,343,202

COMPOSITION OF NET ASSETS:
Paid-in capital	$318,395,087
Accumulated net investment loss	(5,559,660)
Accumulated net realized gain on investments and foreign currency	20,097,639
Net unrealized appreciation on investments and foreign currency translation	27,410,136
Net Assets	$360,343,202

Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	12,468,293
Net Asset Value Per Share	$28.90

*	At May 31, 2015, securities with a market value of $9,629,865 were on loan to brokers.

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 31, 2015 (unaudited)

(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $517,710)	$7,225,624
Securities lending income	32,728
Total Investment Income	7,258,352

EXPENSES:
Investment advisory	2,348,149
Interest on loan	1,092,050
Administration	199,452
Audit & tax services	91,782
Directors	82,710
Legal	52,161
Insurance	46,712
Custody	43,088
Printing	38,981
Transfer agent	14,585
Miscellaneous	83,257
Total Expenses	4,092,927

Net Investment Income	3,165,425

Net realized gain/loss on:
Investment securities	15,082,254
Foreign currency transactions	(404,261)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(10,166,045)
Translation of liabilities denominated in foreign currencies	5,033,155
Net Realized and Unrealized Gain on Investments	9,545,103

Net Increase in Net Assets From Operations	$12,710,528

See Notes to Financial Statements.

13

Statements of Changes in Net Assets

(Expressed in U.S. Dollars)

	For the Six Months Ended May 31, 2015 (Unaudited)	For the Year Ended November 30, 2014
FROM OPERATIONS:
Net investment income	$3,165,425	$11,267,394
Net realized gain/loss on:
Investment securities	15,082,254	18,024,660
Foreign currency transactions	(404,261)	(384,021)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(5,132,890)	33,495,004
Net Increase in Net Assets From Operations	12,710,528	62,403,037

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(8,727,805)	(16,230,209)
From net realized gains on investments	–	(1,225,402)
Total Distributions	(8,727,805)	(17,455,611)

Net Increase in Net Assets	3,982,723	44,947,426

NET ASSETS:
Beginning of period	$356,360,479	$311,413,053
End of period*	$360,343,202	$356,360,479

*Includes Accumulated Net Investment Income/(Loss) of:	$(5,559,660)	$2,720

See Notes to Financial Statements.

14

Statement of Cash Flows

FOR THE SIX MONTHS ENDED MAY 31, 2015 (unaudited)

(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$12,710,528
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(107,299,946)
Proceeds from disposition of investment securities	99,790,713
Net realized gain on investment securities	(15,082,254)
Net realized loss on foreign currency transactions	404,261
Net change in unrealized depreciation on investments	10,166,045
Net change in unrealized appreciation on translation of liabilities denominated in foreign currencies	(5,033,155)
Increase in receivable for collateral for securities loaned	(2,328,535)
Increase in payable upon return of securities loaned	2,328,535
Increase in dividends receivable	(101,956)
Increase in tax reclaim receivable	(45,423)
Decrease in securities lending interest receivable	11,768
Decrease in prepaid arrangement fees on loan outstanding	14,958
Decrease in other assets	46,713
Increase in accrued interest on loan payable	11,636
Increase in accrued investment advisory expense	40,511
Decrease in accrued legal expense	(68,094)
Increase in accrued administration expense	1,096
Decrease in accrued directors expense	(5,693)
Decrease in other payables and accrued expenses	(16,913)
Net Cash Used in Operating Activities	(4,455,205)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	10,411,031
Cash distributions paid	(8,727,805)
Net Cash Provided by Financing Activities	1,683,226

Effect of exchange rates on cash	4,628,894
Net increase in cash	1,856,915
Cash and foreign currency, beginning balance	$17,844,558
Cash, ending balance	$19,701,473

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$1,080,414

See Notes to Financial Statements.

15

Financial Highlights

(Expressed in U.S. Dollars)

	For the Six Months Ended May 31, 2015 (Unaudited)

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$28.58
Income from investment operations:
Net investment income	0.25	(2)
Net realized and unrealized gain/loss on investments	0.77
Total from Investment Operations	1.02

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.70)
Net realized gain on investments	–
Total Distributions	(0.70)

Accretive effect of tender offers	–
Net asset value - end of period	$28.90
Market Price - end of period	$25.37

Total Investment Return - Net Asset Value(5)	4.00%
Total Investment Return - Market Price(5)	(1.91)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$360,343
Ratios to average net assets attributable to common shareholders:
Expenses(6)	2.30	%(7)
Expenses excluding interest expense	1.69	%(7)
Net investment income	1.78	%(7)
Portfolio turnover rate	21%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$143,932
Asset Coverage Ratio to Total Assets(11)	350%

(1)	Certain line items from 2012 have been reclassified to conform to the 2013 presentation.
(2)	Per share amounts have been calculated using average shares method.
(3)	Includes accretive effect of tender offer of $0.21. As shares of common stock were tendered at a price less than NAV (92%), there is an accretive impact to shares remaining in the Fund.
(4)	Includes accretive effect of tender offer of $0.26. As shares of common stock were tendered at a price less than NAV (95%), there is an accretive impact to shares remaining in the Fund.
(5)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns exclude brokerage commissions on buying and selling of MGU shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.
(6)	For the six months ended May 31, 2015 and the years ended November 30, 2014, 2013, 2012, 2011 and 2010, the annualized ratios to average Total Assets were 1.63%, 1.53%, 1.56%, 2.08%, 1.68%, and 1.72%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.
(7)	Annualized.
(8)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 2.11%.
(9)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 1.73%.
(10)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The net investment income ratio, had the reimbursement been included, would have been 4.44%.
(11)	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6)

See Notes to Financial Statements.

16

	For the Years Ended November 30,
2014	2013		2012(1)		2011	2010

$24.98	$21.38		$18.94		$19.31	$18.38

0.90(2)	1.59		0.97		0.76	0.54
4.10	3.08		2.17		(0.41)	1.43
5.00	4.67		3.14		0.35	1.97

(1.30)	(1.28)		(0.96)		(0.72)	(1.04)
(0.10)	–		–		–	–
(1.40)	(1.28)		(0.96)		(0.72)	(1.04)

–	0.21	(3)	0.26	(4)	–	–
$28.58	$24.98		$21.38		$18.94	$19.31
$26.60	$21.95		$18.85		$16.16	$16.44

21.24%	24.25%		18.89%		2.24%	12.05%
28.42%	23.84%		22.85%		2.46%	16.98%

$ 356,360	$311,413		$296,189		$327,994	$334,371

2.20%	2.22%	(8)	2.40%		2.11%	2.19%
1.73%	1.85%	(9)	1.98%		1.61%	1.69%
3.32%	4.33%	(10)	4.19%		3.96%	2.89%
61%	70%		71%		53%	85%

$133,521	$122,176		$108,811		$109,682	$83,692
367%	355%		372%		399%	500%

17

Notes to Financial Statements

MAY 31, 2015 (unaudited)

1. Organization and Significant Accounting Policies

The Fund is a diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized under the laws of the State of Maryland. The Fund was previously registered as a non-diversified investment company. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income and capital appreciation.

The Fund’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates. The Fund is considered an investment company for financial reporting purposes under GAAP.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of 90 days or less.

Restricted Cash: As of May 31, 2015, the Fund did not classify any funds (proceeds) as restricted.

Portfolio Valuation: The net asset value (“NAV”) of the Fund’s shares of common stock will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such

18

securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third-party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on a security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see the description of inputs and levels beginning on the next page). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities in accordance with the Fund’s valuation policy.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities, as applicable. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar. In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee. Except as otherwise designated by the Board of Directors, the Valuation Committee shall be comprised of at least five members designated by the Fund or MCIM, each of whom are officers of the Fund, representatives of MCIM and/ or representatives of ALPS Fund Services, Inc. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: the Portfolio Manager, the Chief

19

Notes to Financial Statements

MAY 31, 2015 (unaudited)

Financial Officer (or appropriate designee) or the Trader. The Chief Compliance Officer (or appropriate designee) must be in attendance, but shall be non-voting. In fair valuing the Fund’s investments, the Valuation Committee will consider the Securities and Exchange Commission (the “SEC”) pronouncements on valuations, including Accounting Series Release No. 118, to the extent relevant.

A variety of factors may be considered when determining the fair value of such securities, including, but not limited to the following:

●	the type of security

●	the size of the holding

●	the cost of the holding

●	the financial statements of the issuer

●	the fundamental business data relating to the issuer

●	an evaluation of the forces that influence the market in which these securities are purchased or sold

●	transactions in comparable securities

●	price quotes from dealers and/or pricing services

●	information obtained from contacting the issuer, analysts or appropriate stock exchange

●	the existence of merger proposals or tender offers that might affect the value of the security

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

20

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing Management’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of each reporting period. There were no transfers during the period.

Changes in valuation techniques may result in transfers between the levels during the reporting period. The Fund recognizes transfers between the levels as of the end of each reporting period. In accordance with procedures established by, and under the general supervision of the Fund’s Board of Directors, certain equity securities listed or traded on foreign security exchanges in the Fund’s portfolio may include a fair valuation adjustment factor applied to their equity prices as of the end of the period and may be categorized as Level 2. Application of fair valuation adjustment factors was not deemed necessary at the end of the period and as such, equity securities listed or traded on foreign security exchanges were categorized as Level 1.

There were no Level 3 securities as of May 31, 2015. Thus, a reconciliation of assets in which significant unobservable inputs were used (Level 3) is not applicable for the Fund.

21

Notes to Financial Statements

MAY 31, 2015 (unaudited)

The following is a summary of the inputs used as of May 31, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Common Stocks	$456,798,951	$–	$–	$456,798,951
Master Limited
Partnerships	28,851,751	–	–	28,851,751
Investments Purchased
With Cash Collateral
From Securities Loaned	9,975,135	–	–	9,975,135
Total	$495,625,837	$–	$–	$495,625,837

*	For detailed country descriptions, see accompanying Schedule of Investments.

Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An

22

investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/ or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund has received approval from the SEC for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted by the 1940 Act, provided that the Fund adheres to the distribution policy that requires the Fund to make level distributions each quarter to shareholders of common stock after payment of interest on any outstanding borrowings.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

2. Income Taxes and Tax Basis Information

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended May 31, 2015, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2008-2014 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Classification of Distributions: Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

23

Notes to Financial Statements

MAY 31, 2015 (unaudited)

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of May 31, 2015.

During the year ended November 30, 2014, the Fund utilized $8,428,314 of capital loss carryover.

As of May 31, 2015, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$63,579,580
Gross depreciation on investments (excess of tax cost over value)	(40,844,350)
Net unrealized appreciation	22,735,230
Total cost for federal income tax purposes	$472,890,607

The differences between book and tax net unrealized appreciation and cost were primarily due to the differing tax treatment of investments in partnerships and wash sale deferrals. The timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in partnerships.

3. Capital Transactions

	For the Six Months Ended May 31, 2015 (Unaudited)	Year Ended November 30, 2014
	Shares	Shares
Common Shares Outstanding - beginning of period	12,468,293	12,468,293
Common shares outstanding - end of period	12,468,293	12,468,293

24

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities for the six months ended May 31, 2015, aggregated $108,060,502 and $101,259,415, respectively.

5. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On July 21, 2014 the Board of Directors approved the renewal of the Investment Advisory and Management Agreement with MCIM (the “Advisory Agreement”), pursuant to which MCIM serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

The Fund may place a portion of its portfolio transactions with a brokerage firm which is an affiliate of MCIM. For the six months ended May 31, 2015 there were no commissions paid to the affiliated firm.

ALPS Fund Services, Inc. (“ALPS”) is the Fund’s Administrator and Fund Accountant in accordance with certain fee arrangements. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly (in arrears). Fees paid to ALPS are calculated based on average daily net assets of the Fund.

Computershare Trust Company, N.A. (“Computershare”) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

6. Leverage

The Fund has entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International Ltd. (the “BNP Paribas Facility” or “Agreement”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund, where selected Fund assets are pledged

25

Notes to Financial Statements

MAY 31, 2015 (unaudited)

against advances made to the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). Under the current terms, the total amount of loans that may be outstanding at any one time, or the Maximum Commitment Financing (“MCF”), under the BNP Paribas Facility is $120,000,000 and €40,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $20,000,000 upon one business day’s prior notice (no more than one time per calendar month). The Fund pays 0.70% per annum above 3-month LIBOR for the U.S. Dollar line and 0.70% above the 3-month EURIBOR for the Euro line. The Fund pays a commitment fee of 0.50% on the undrawn MCF.

On July 23, 2014, $60,000,000 of the U.S. Dollar line was fixed at a rate of 2.453% for a five year period. The Fund paid an arrangement fee of 0.25% on the fixed rate borrowing.

As of May 31, 2015, the Fund had $40,000,000 and €40,000,000 in leverage outstanding on the variable lines and $60,000,000 outstanding on the fixed line. The daily average amounts outstanding on the variable lines were $31,803,279, with an average rate on the borrowing of 0.96%, and €37,175,325, with the average rate on borrowing of 0.74%.

The unused amount under the BNP Paribas Facility was $20,000,000 at May 31, 2015. The loan payable is carried at cost, and the Euro line is adjusted daily for foreign currency translation. At May 31, 2015, the Fund maintained an asset coverage of 350%, and the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $342,429,618.

7. Lending of Portfolio Securities

From time to time the Fund may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Under the lending agreement, the Fund has the right to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund

26

does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. The risks of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, which could result in losses to the Fund. The Fund receives cash collateral that is invested in the Invesco Short-Term Investments Trust Treasury Portfolio. This collateral must be valued daily; should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of May 31, 2015, the Fund had securities on loan valued at $9,629,865 and received cash collateral with a value of $9,975,135.

The lending agreement is considered a master netting agreement and in the event of a default by the borrower, creates a single payment obligation for the Fund. The following table presents the securities on loan subject to a master netting agreement as of May 31, 2015.

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statement of Assets and Liabilities	Net Amounts Presented In The Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral Pledged	Net Amount
Securities Lending	$9,629,865	$—	$9,629,865	$(9,629,865)	$—	$—
Total	$9,629,865	$—	$9,629,865	$(9,629,865)	$—	$—
* These amounts do not include the excess collateral received.

27

Notes to Financial Statements

MAY 31, 2015 (unaudited)

8. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

9. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $8,750 and the Chairman of the Board of Directors receives a quarterly retainer of $10,938. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses may be paid as incurred.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Subsequent Events

Distributions: On June 5 2015, the Fund announced a Board-approved regular quarterly distribution of $0.37 per common share. The distribution was paid on June 30, 2015 to shareholders of record on June 18, 2015.

Investment Advisory and Management Agreement: On July 14, 2015, the Board of Directors approved the renewal of the investment advisory and management agreement with MCIM.

28

Additional Information

MAY 31, 2015 (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of the Fund (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

●	If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

●	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward

29

Additional Information

MAY 31, 2015 (unaudited)

to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 30170, College Station, TX 77842-3170, 1-866-587-4518.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

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Shareholder Meeting

On June 17, 2015, the Fund held its Annual Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: Election of one (1) Class I Director to serve until the 2018 Annual Meeting of Stockholders or until his successor is duly elected and qualifies.

Election of Gordon A. Baird as Class I Director of the Fund

Shares Voted
For	10,318,288.120
Withheld	213,445.701
Total	10,531,733.821

% Voted
For	97.973%
Withheld	2.027%
Total	100.00%

Notice

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Section 19(a) Notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

31

Additional Information

MAY 31, 2015 (unaudited)

	Total Cumulative Distributions for the six months ended May 31, 2015				% Breakdown of the Total Cumulative Distributions for the six months ended May 31, 2015
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

Macquarie Global Infrastructure Total Return Fund	$0.1062	$0.5938	$0.0000	$0.7000	15.17%	84.83%	0.00%	100.00%

The Fund’s distribution policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income earned by the Fund during such quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

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Intentionally Left Blank

Directors & Officers

MAY 31, 2015 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund are set out below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”) and other public company directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Birth Year and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)

Gordon A. Baird*	Class I Director	Since July 2005
Birth Year: 1968
Thomas W. Hunersen*	Class II Director	Since July 2005
Birth Year: 1958
Chris LaVictoire Mahai*	Class III Director	Since July 2005
Birth Year: 1955

Biographical Information of the Interested Directors of the Fund
Name, Birth Year and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)

Brad Frishberg	Class III Director	Since January 2011
Birth Year: 1967

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.

(2)	Each Director’s term of office extends until the next stockholder meeting called for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.

*	Member of the Audit Committee.

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Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Company Directorships

Mr. Baird has been the Chief Executive Officer and on the Board of Directors of Independence Bancshares, Inc. since 2012. Previously, Mr. Baird had been an adviser to Thomas H. Lee Partners L.P., a Boston-based private equity firm. Prior to his involvement with Thomas H. Lee Partners L.P., from 2003 to 2011, Mr. Baird had been the Chief Executive Officer and Member of the Board of Directors of Paramax Capital Partners LLC, an asset management firm specializing exclusively in the financial services industry. Prior to this, Mr. Baird worked as a private equity analyst in the investment management group at State Street Bank and Trust Company and the ABS securitization group at State Street Capital Corporation. Mr. Baird is a Chartered Financial Analyst.

	1	1

Mr. Hunersen is former Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland, 2013; Head of Strategy Projects – North America – Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick, Massachusetts, 2001 – 2003; and EVP and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.	1	None

Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.	1	None

35

Directors & Officers

MAY 31, 2015 (unaudited)

Biographical Information of the Executive Officers of the Fund
Name, Birth Year and Address of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)

Brad Frishberg Birth Year: 1967 125 West 55th Street New York, NY 10019	Chief Executive Officer and President	Since May 2010

William Fink Birth Year: 1968 125 West 55th Street New York, NY 10019	Chief Compliance Officer	Since September 2014

John H. Kim Birth Year: 1971 125 West 55th Street New York, NY 10019	Chief Legal Officer and Secretary	Since February 2011

Meredith Meyer Birth Year: 1973 125 West 55th Street New York, NY 10019	Chief Financial Officer and Treasurer	Since February 2011

(1)	Each officer serves an indefinite term.

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Principal Occupation(s) During Past Five Years

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.

Mr. Fink is a Senior Manager for Macquarie Bank Limited (September 2014 – present); previously, he was the Chief Compliance Officer for EACM Advisors LLC, a subsidiary of the Bank of New York Mellon (January 2011 – September 2014) and was President and Chief Compliance Officer of IMS Financial (June 2004 – December 2010).

Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Asset Management (June 2009 – present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

Ms. Meyer is an Associate Director and Chief Operating Officer of MCIM (2009 – present). She has been with Macquarie Asset Management since 2007. Previously, she was Vice President at Marsh & McLennan Companies from 2003 to 2006.

37

1-800-910-1434

Macquarie Global Infrastructure
Total Return Fund Inc.
125 West 55th Street
New York, NY 10019

macquarie@alpsinc.com

www.macquarie.com/mgu

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6. Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this report.
(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended May 31, 2015, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

1

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002, are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto as Ex99.906Cert.

(c)

Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(c).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	August 7, 2015

By:	/s/ Meredith Meyer
Meredith Meyer
Chief Financial Officer (Principal Financial Officer)

Date:	August 7, 2015

1